SUPPLEMENT DATED DECEMBER 8, 2008
TO
PROSPECTUS DATED MAY 20, 2008
FOR
SUN PRIME SURVIVORSHIP VARIABLE UNIVERSAL LIFE
ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

For Policies with an Investment Start Date on or after January 26, 2009, and if approved by your state insurance regulator, the following description of the Supplemental Insurance Rider replaces the Supplemental Insurance Rider description in the prospectus:

Supplemental Insurance Rider.  This rider provides for additional insurance on the lives of the Insureds by combining term coverage with the underlying variable universal life ("base policy") coverage.  The rider charge covers the cost of insurance charges we incur for the insurance coverage provided by this rider.  Those cost of insurance charges are generally lower than the cost of insurance charges that apply to insurance coverage under the base policy, as are our selling costs, including commissions.

By combining coverage under this rider with base policy coverage, You may be able to buy the same amount of death benefit for less premium than if You had purchased an all base policy.  If this rider is combined with base policy coverage, the same amount of premium paid for the combined coverage as for an all base policy will generate faster cash value accumulation within the base policy.  Additional underwriting requirements may be imposed at the time of rider election, which may occur after issue.
You may choose to schedule increases in the Supplemental Insurance Rider Face Amount and can do so by making a written request to us and providing evidence of both Insured’s insurability.  Once evidence is submitted and approved, no further evidence needs to be provided at the time increases are scheduled to go into effect.  Further, no deterioration in either Insured’s health will negatively impact future scheduled increases.

Persons interested in scheduled increases are generally those who are matching their insurance coverage amounts to their income and anticipate annual increases in compensation.  The amounts of scheduled increases and the dates those increases take effect are shown in the Policy Specifications section of the Policy.

You must have elected death benefit option A to have this rider and elect scheduled increases.  If You have elected scheduled increases and change from death benefit option A, future scheduled increases will be cancelled.  If You elect a decrease in the Specified Face Amount or the Supplemental Insurance Rider Face Amount, future scheduled increases will be cancelled.

If You elected a No-Lapse Guarantee, that No-Lapse Guarantee will apply to this rider for five years and not for the No-Lapse Guarantee Period on the base policy, if longer.  This rider will terminate at the policy anniversary on which the younger Insured reaches Attained Age 121.  Base policy coverage will continue beyond the younger Insured’s Attained Age 121 provided there is cash value in the Policy when the younger Insured reaches Attained Age 121.  If a key objective is application of the No-Lapse Guarantee to insurance coverage under both the base Policy and this rider for a long period of time, supplementing the Policy with this rider may therefore not be appropriate.

The Cost of Insurance rates used to determine the monthly rider charge deduction from the Account Value are based on the length of time the rider has been in force and the Insured's sex (in the case of non-unisex Policies), Issue Age and rating class.  The rates will be determined by us from time to time based on our expectations of future experience with respect to mortality costs, persistency, interest rates, expenses and taxes.  The rates for the rider will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Tables.

You may discontinue this rider upon written request to the Company.  If discontinued, the rider charge will cease.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.